UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding an amendment to the Flowserve Corporation By-Laws (the “Bylaws”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2011, the Board of Directors of Flowserve Corporation (the “Company”) voted to amend the Bylaws, effective May 19, 2011. Article III, Section 2 of the Bylaws, which sets forth the number of directors of the Company, was amended by the Board of Directors to reduce the number of directors of the Company from eleven to ten.

The foregoing description of the amendment contained in the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2011, the Company held its 2011 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 49,097,752, representing 87.86% of the 55,879,597 shares issued and outstanding that were entitled to vote on March 25, 2011, the record date for the Meeting.

Six items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting pursuant to the following votes:

Director Nominee

(Term Expiring)	Votes For	Votes Withheld	Broker Non-Votes
John R. Friedery (2014)	44,663,526	1,187,045	3,247,181
Joe E. Harlan (2014)	45,117,080	733,491	3,247,181
Michael F. Johnston (2014)	43,911,920	1,938,651	3,247,181

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	43,146,483
Votes AGAINST:	932,945
Votes ABSTAINED:	1,771,143
Broker Non-Votes:	3,247,181

3. Advisory Vote on the Frequency of Conducting the Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of how frequently the advisory vote on the compensation of the Company’s named executive officers should be conducted received the following votes:

Votes for 1 YEAR:	39,998,730
Votes for 2 YEARS:	164,386
Votes for 3 YEARS:	3,940,287
Votes ABSTAINED:	1,747,168
Broker Non-Votes:	3,247,181

4. Proposed Charter Amendment – Shareholder Amendments to Governing Documents. The proposal for approval of an amendment to Article Eighth of the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to reduce from two-thirds of outstanding shares to a majority of outstanding shares the shareholder vote required to approve amendments to certain provisions of the Company’s Bylaws or Charter was approved pursuant to the following votes:

Votes FOR:	48,964,904
Votes AGAINST:	73,534
Votes ABSTAINED:	59,314
Broker Non-Votes:	—

5. Proposed Charter Amendment – Related Corporation Transactions. The proposal for approval of an amendment to Article Ninth of the Company’s Charter to reduce from 80% of outstanding shares to two-thirds of outstanding shares the shareholder vote required to approve certain business combinations with “Related Corporations” (as such term is defined in the Charter) was approved pursuant to the following votes:

Votes FOR:	48,879,453
Votes AGAINST:	152,557
Votes ABSTAINED:	65,742
Broker Non-Votes:	—

6. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2011 pursuant to the following votes:

Votes FOR:	48,410,108
Votes AGAINST:	372,312
Votes ABSTAINED:	315,332
Broker Non-Votes:	—

No other matters were voted on at the Meeting.

Decision on the Frequency of Future Advisory Votes on Executive Compensation

In light of the vote of the shareholders on proposal 3 reported above, the Company’s Board of Directors has determined that an advisory vote to approve the compensation of the Company’s named executive officers will be conducted every year, until the Company holds the next required shareholder advisory vote on the frequency of conducting the advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 23, 2011	By:	/s/ RONALD F. SHUFF
Ronald F. Shuff
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 19, 2011.